Equity Investments in Real Estate	12 Months Ended
Dec. 31, 2012
Equity Method Investments in Real Estate
Equity Method Investments

Note 7. Equity Investments in Real Estate

We own equity interests in single-tenant net leased properties that are generally leased to corporations through noncontrolling interests (i) in partnerships and limited liability companies that we do not control but over which we exercise significant influence or (ii) as tenants-in-common subject to common control. Generally, the underlying investments are jointly-owned with affiliates. We account for these investments under the equity method of accounting (i.e., at cost, increased or decreased by our share of earnings or losses, less distributions, plus contributions and other adjustments required by equity method accounting, such as basis differences from other-than-temporary impairments). Investments in unconsolidated investments are required to be evaluated periodically. We compare an investment's carrying value to its estimated fair value and recognize an impairment charge to the extent that the carrying value exceeds fair value and such decline is determined to be other than temporary.

The following table sets forth our ownership interests in our equity investments in real estate and their respective carrying values (dollars in thousands):

	Ownership Interest	Carrying Value at December 31,
Lessee	at December 31, 2012	2012	2011
True Value Company (a)	50%	$43,100	$44,887
The New York Times Company (b)	27%	34,579	32,960
U-Haul Moving Partners, Inc. and Mercury Partners, LP (a)	31%	30,932	31,886
Advanced Micro Devices, Inc. (a) (c)	67%	28,619	32,185
Schuler A.G. (a) (c) (d)	33%	21,178	20,951
Hellweg Die Profi-Baumarkte GmbH & Co. KG (Hellweg 1) (a) (d)	25%	20,837	20,460
The Upper Deck Company (a) (c) (e)	50%	7,998	9,880
Frontier Spinning Mills, Inc. (b)	40%	6,265	6,255
Del Monte Corporation (a)	50%	5,580	6,868
Police Prefecture, French Government (a) (d) (f)	50%	5,010	5,537
Actebis Peacock GmbH (b) (d)	30%	4,477	4,638
TietoEnator Plc (a) (d) (g)	40%	3,895	6,271
Barth Europa Transporte e.K/MSR Technologies GmbH (formerly Lindenmaier A.G.) (a) (d) (h)	33%	3,219	4,155
Town Sports International Holdings, Inc. (formerly LifeTime Fitness, Inc.) (a)	56%	3,203	3,485
Actuant Corporation (a) (d)	50%	2,711	2,618
Consolidated Systems, Inc. (a) (c)	40%	2,004	2,092
OBI A.G. (a) (d) (f)	25%	1,819	3,310
Thomson Broadcast, Veolia Transport, and Marchal Levage (formerly Thales S.A.) (a) (d) (i)	35%	1,606	512
Talaria Holdings, LLC (a)	27%	453	691
Pohjola Non-life Insurance Company (a) (d) (j)	40%	190	4,662
		$227,675	$244,303

__________

(a)        This investment is jointly-owned with WPC.

(b)       This investment is jointly-owned with CPA®:17 – Global.

(c)       Represents a tenancy-in-common interest, under which the investment is under common control by us and our investment partner.

(d)       The carrying value of this investment is affected by the impact of fluctuations in the exchange rate of the euro.

(e)       In July 2012, one of the properties was sold and the proceeds were distributed to the partners in this investment, of which our share was $1.7 million.

(f)       This decrease was primarily due to a principal payment made on the outstanding mezzanine loan.

(g)       In April 2012, we made a contribution of $0.8 million to this investment to partially prepay our share of its outstanding mortgage loan. Additionally, in September 2012 we recognized an other-than-temporary impairment charge of $2.9 million on this investment (Note 13).

(h)       In February 2012, one of the properties was sold and the proceeds were distributed to the partners in this investment, of which our share was $1.3 million.

(i)       In February 2012, the investment received $4.8 million of lease termination income from the former tenant, of which our share was $1.7 million.

(j)       In September 2012, we recognized an other-than-temporary impairment charge of $4.0 million on this investment (Note 13).

The following tables present combined summarized financial information of our equity investments. Amounts provided are the total amounts attributable to the investments and do not represent our proportionate share (in thousands):

	December 31,
	2012	2011
Real estate, net	$936,505	$879,158
Other assets	903,857	744,420
Total assets	1,840,362	1,623,578
Non-recourse and limited-recourse debt	(932,288)	(971,169)
Accounts payable, accrued expenses, and other liabilities	(130,857)	(89,334)
Total liabilities	(1,063,145)	(1,060,503)
Noncontrolling interests	(68,358)	(68,353)
Partners’/members’ equity	$708,859	$494,722

	Years Ended December 31,
	2012	2011	2010
Revenues	$174,159	$176,184	$142,918
Expenses	(97,830)	(99,060)	(82,338)
Impairment charges (a)	-	-	(4,145)
(Loss) gain on extinguishment of debt (b)	(206)	2,464	-
Net income from continuing operations	$76,123	$79,588	$56,435
Net income attributable to the equity investments (c) (d) (e)	$76,951	$82,635	$56,435

__________

  Amount during the year ended December 31, 2010 included impairment charges totaling $4.1 million incurred by an investment that formerly leased property to Thales S.A. to reduce the carrying value of the property to its estimated fair value.
  Amount during the year ended December 31, 2011 included a $2.5 million gain on extinguishment of debt recognized when the Barth Europa Transporte e.K/MSR Technologies GmbH investment bought back, at a discount, the non-recourse mortgage loan encumbering its property.
  Amount during the year ended December 31, 2011 included impairment charges totaling $10.4 million incurred by a jointly-owned investment that formerly leased property to Best Buy Stores, L.P.
  Amount during the year ended December 31, 2012 included a gain of approximately $1.0 million recognized by a jointly-owned investment as a result of selling its interests in one of the properties in the Barth Europa Transporte e.K/MSR Technologies GmbH investment. Amount during the year ended December 31, 2011 included a $2.9 million gain on the sale of properties by the LifeTime Fitness, Inc. jointly-owned investment.
  Amount during the year ended December 31, 2011 included a $1.3 million gain on extinguishment of debt recognized when the Barth Europa Transporte e.K/MSR Technologies GmbH investment bought back, at a discount, the non-recourse mortgage loan encumbering its property. This property was later sold during 2012, as described above. Additionally, in connection with the sale described above, the jointly-owned investment that formerly leased property to Best Buy Stores, L.P. recognized a $0.3 million loss on extinguishment of debt.

We recognized income from equity investments in real estate of $17.8 million, $22.1 million, and $17.6 million for the years ended December 31, 2012, 2011, and 2010, respectively. Income from equity investments in real estate represents our proportionate share of the income or losses of these investments as well as certain depreciation and amortization adjustments related to other-than-temporary impairment charges and basis differentials from acquisitions of certain investments. During the third quarter of 2012, we recognized other-than-temporary impairment charges totaling $6.9 million to reduce the carrying value of the properties held by two jointly-owned investments to their estimated fair values (Note 13).